Exhibit 99.2 Q2 2019 Earnings Presentation August 1, 2019 Mike Petters President and Chief Executive Officer Chris Kastner Executive Vice President, Business Management and Chief Financial Officer

2 Forward-Looking Statements Statements in this presentation, other than statements of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to estimate our future contract costs and perform our contracts effectively; changes in procurement processes and government regulations and our ability to comply with such requirements; our ability to deliver our products and services at an affordable life cycle cost and compete within our markets; natural and environmental disasters and political instability; our ability to execute our strategic plan, including with respect to share repurchases, dividends, capital expenditures, and strategic acquisitions; adverse economic conditions in the United States and globally; changes in key estimates and assumptions regarding our pension and retiree health care costs; security threats, including cyber security threats, and related disruptions; and other risk factors discussed in our filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. This presentation also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures.

3 HII Q2 2019 Highlights  Revenues were $2.2 billion in the quarter  Diluted EPS was $3.07 in the quarter Total Backlog $50  Total backlog at the end of the quarter was $39.4 billion $39.4 $40  Ingalls Shipbuilding o Completed acceptance trials and delivery of $30 National Security Cutter Midgett (NSC 8) $23.0 $20.7 $21.4 (in (in billions) $20  Newport News Shipbuilding o Achieved 94% structural completion on $10 John F. Kennedy (CVN 79) $0  Technical Solutions 2016 2017 2018 Q2 2019 o Achieved book-to-bill of 1.3x for the quarter Focused on executing historic backlog

4 HII Q2 2019 Consolidated Results Revenues $2,500  HII’s revenues up 8.3% YOY due to higher volume $2,188 $2,020 at Newport News and growth at Technical $2,000 Solutions driven by recent acquisitions $1,500  HII’s operating income and margin declined YOY due to lower segment operating income and an $1,000 (in (in millions) unfavorable change in the operating FAS/CAS adjustment $500 $0 Q2 2018 Q2 2019 Operating Income Operating Margin $300 $257 14.0% 12.7% $250 12.0% $200 $175 10.0% 8.0% 8.0% $150 6.0% (in (in millions) $100 4.0% $50 2.0% $0 0.0% Q2 2018 Q2 2019 Q2 2018 Q2 2019

5 HII Q2 2019 Capital Deployment Cash Flow Generation Shareholder Distributions Total $300 $300 $239 $279 $250 $200 $154 $200 $100 $150 $247 $0 Total (in (in millions) (in (in millions) $100 $88 ($100) ($44) $52 ($85) ($91) $50 ($135) $32 $36 ($200) $0 Q2 2018 Q2 2019 Q2 2018 Q2 2019 Cash from Operations CAPEX Free Cash Flow* Dividends Share Repurchases (at cost)  Made capital expenditures, net of related grant proceeds, of $91 million or 4.2% of revenues in the quarter  Made cash contributions of $14 million to pension and postretirement benefit plans in the quarter o $4 million were discretionary contributions to our qualified pension plans  Distributed $88 million to shareholders in the quarter o Repurchased 246 thousand shares at a cost of $52 million o Paid dividends of $36 million *Non-GAAP measure. See appendix for definition and reconciliation.

6 Ingalls Shipbuilding Q2 2019 Results Revenues $700  Ingalls revenues down YOY due to lower volumes $629 $622 on the NSC, LHA and LPD programs $600 $500  Ingalls segment operating income and margin $400 down YOY due to lower risk retirement on the LPD program and recoveries related to a settlement $300 (in (in millions) agreement in 2018, partially offset by higher risk $200 retirement on the NSC program $100 $0 Q2 2018 Q2 2019 Segment Operating Income* Segment Operating Margin* $90 $83 14.0% 13.2% $80 $69 12.0% 11.1% $70 10.0% $60 $50 8.0% $40 6.0% (in (in millions) $30 4.0% $20 2.0% $10 $0 0.0% Q2 2018 Q2 2019 Q2 2018 Q2 2019 *Non-GAAP measure. See appendix for definition and reconciliation.

7 Newport News Shipbuilding Q2 2019 Results Revenues  Newport News revenues up 7.1% YOY due to $1,400 $1,267 higher volumes in aircraft carriers and Navy $1,183 $1,200 nuclear support services $1,000  Newport News segment operating income and $800 margin down YOY due to performance on the VCS $600 (in (in millions) program $400 $200 $0 Q2 2018 Q2 2019 Segment Operating Income* Segment Operating Margin* $100 $91 9.0% 8.0% 7.7% $80 $70 7.0% 6.0% 5.5% $60 5.0% 4.0% $40 (in (in millions) 3.0% $20 2.0% 1.0% $0 0.0% Q2 2018 Q2 2019 Q2 2018 Q2 2019 *Non-GAAP measure. See appendix for definition and reconciliation.

8 Technical Solutions Q2 2019 Results Revenues $400  Technical Solutions revenues up 38.3% YOY due $350 $336 to higher mission driven innovative solutions $300 revenues following the acquisitions of G2 and $243 Fulcrum, as well as higher oil and gas, fleet $250 support and nuclear and environmental revenues $200 $150 (in (in millions)  Technical Solutions segment operating income $100 and margin down YOY primarily due to lower performance in fleet support services due to a $50 forward loss on a contract $0 Q2 2018 Q2 2019 Segment Operating Income* Segment Operating Margin* 3.5% $8 $7 2.9% 3.0% $6 2.5% 2.0% $4 1.5% (in (in millions) $2 1.0% 0.5% $0 0.0% ($2) ($1) -0.5% -0.3% Q2 2018 Q2 2019 Q2 2018 Q2 2019 *Non-GAAP measure. See appendix for definition and reconciliation.

Upcoming Program Milestones 9  Second Half of 2019 o Ingalls o Manufacturing progress on DDG 125 (Jack H. Lucas) o Delivery of LHA 7 (Tripoli) o Late 2019 to early 2020 o Launch of NSC 9 (Stone) o Newport News o Undocking of CVN 73 (George Washington) o Launch of CVN 79 (John F. Kennedy) o Delivery of SSN 791 (Delaware) o Block V VCS negotiation complete  2020 o Ingalls o Delivery of DDG 119 (Delbert D. Black) o Delivery of DDG 121 (Frank E. Petersen Jr.) o Launch of DDG 123 (Lenah H. Sutcliffe Higbee) o Re-delivery of DDG 62 (Fitzgerald) o Launch of LPD 28 (Fort Lauderdale) o Delivery of NSC 9 (Stone) o Newport News o Post-undocking CVN 73 (George Washington) activity o Post-launch CVN 79 (Kennedy) activity o Delivery of SSN 794 (Montana) List is alphabetical by program designation. All milestones based upon current expectations and subject to change based upon future events.

10 Appendix

11 Non-GAAP Measures Definitions We make reference to “segment operating income,” “segment operating margin” and “free cash flow.” We internally manage our operations by reference to “segment operating income” and “segment operating margin,” which are not recognized measures under GAAP. When analyzing our operating performance, investors should use segment operating income and segment operating margin in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. They are measures that we use to evaluate our core operating performance. We believe that segment operating income and segment operating margin reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of segment operating income and segment operating margin may not be comparable to similarly titled measures of other companies. Free cash flow is not a measure recognized under GAAP. Free cash flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, analysis of our results as reported under GAAP. We believe free cash flow is an important measure for our investors because it provides them insight into our current and period-to-period performance and our ability to generate cash from continuing operations. We also use free cash flow as a key operating metric in assessing the performance of our business and as a key performance measure in evaluating management performance and determining incentive compensation. Free cash flow may not be comparable to similarly titled measures of other companies.

12 Non-GAAP Measures Definitions Cont’d Segment operating income is defined as operating income for the relevant segment(s) before the Operating FAS/CAS Adjustment and non-current state income taxes. Segment operating margin is defined as segment operating income as a percentage of sales and service revenues. Free cash flow is defined as net cash provided by (used in) operating activities less capital expenditures net of related grant proceeds. FAS/CAS Adjustment is defined as the difference between expenses for pension and other postretirement benefits determined in accordance with GAAP (FAS) and the expenses determined in accordance with U.S. Cost Accounting Standards (CAS). Operating FAS/CAS Adjustment is defined as the difference between the service cost component of our pension and other postretirement expense determined in accordance with GAAP (FAS) and our pension and other postretirement expense under U.S. Cost Accounting Standards (CAS). Non-current state income taxes are defined as deferred state income taxes, which reflect the change in deferred state tax assets and liabilities and the tax expense or benefit associated with changes in state uncertain tax positions in the relevant period. These amounts are recorded within operating income. Current period state income tax expense is charged to contract costs and included in cost of sales and service revenues in segment operating income. We present financial measures adjusted for the Operating FAS/CAS Adjustment and non-current state income taxes to reflect the company’s performance based upon the pension costs and state tax expense charged to our contracts under CAS. We use these adjusted measures as internal measures of operating performance and for performance-based compensation decisions.

13 Non-GAAP Reconciliations – Segment Operating Income & Segment Operating Margin Three Months Ended Six Months Ended June 30 June 30 ($ in millions) 2019 2018 2019 2018 Ingalls revenues 622 629 1,206 1,214 Newport News revenues 1,267 1,183 2,532 2,265 Technical Solutions revenues 336 243 593 476 Intersegment eliminations (37) (35) (63) (61) Sales and Service Revenues 2,188 2,020 4,268 3,894 Operating Income 175 257 336 448 Operating FAS/CAS Adjustment (37) (73) (71) (145) Non-current state income taxes — (3) 2 (5) Segment Operating Income 138 181 267 298 As a percentage of sales and service revenues 6.3% 9.0% 6.3% 7.7 % Ingalls operating income 69 83 115 147 As a percentage of Ingalls revenues 11.1% 13.2% 9.5% 12.1 % Newport News operating income 70 91 148 142 As a percentage of Newport News revenues 5.5% 7.7% 5.8% 6.3 % Technical Solutions operating income (loss) (1) 7 4 9 As a percentage of Technical Solutions revenues (0.3)% 2.9% 0.7% 1.9%

14 Non-GAAP Reconciliation – Free Cash Flow Three Months Ended Six Months Ended June 30 June 30 ($ in millions) 2019 2018 2019 2018 Net cash provided by (used in) operating activities (44) 239 (33) 359 Less capital expenditures: Capital expenditure additions (124) (102) (234) (177) Grant proceeds for capital expenditures 33 17 69 19 Free cash flow (135) 154 (198) 201 14